Fifth Third Bank | All Rights Reserved UBS Global Financial Services Conferences Kevin Kabat, President and CEO May 12, 2008 Exhibit 99.1

Fifth Third Bank | All Rights Reserved
Cincinnati
Florence
Louisville
Lexington
Nashville
Atlanta
Augusta
Orlando
Tampa
Naples
Raleigh
Charlotte
Huntington
Pittsburgh
Cleveland
Columbus
Toledo
Detroit
Grand Rapids
Traverse
City
Chicago
Evansville
Jacksonville
Indianapolis
Fifth Third’s current footprint
First Charter (pending)
St. Louis
Footprint*
Fifth Third overview
*Pro forma as of 3/31/08 for pending acquisition
^ As of 4/28/08
$111 billion assets #14
$11 billion market cap #12
^
1,232 banking centers
2,221 ATMs
18 affiliates in 11 states

Fifth Third Bank | All Rights Reserved
1Q08 in review
Difficult quarter due to economic environment
—
BOLI charge and VISA gain distorted financial results
—
Significant 1Q08 increase in charge-offs and provision
Core business momentum remains strong
—
NII growth of 11% versus 1Q07
—
Fee income growth of 22% excluding the impact of significant unusual items*
—
Average loan growth of 12% and core deposit growth of 5%
(transaction deposit growth of 7%)
—
Operating efficiency ratio
^
of 54%; includes fast growing
payments business (~70% efficiency ratio)
*Reported noninterest income growth was 42%. Comparison excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08.
**Loans including held for investment and held for sale; transaction deposits represent core deposits excluding CDs
^
Reported efficiency ratio was 42.3%. Excludes $152 million BOLI charge, $273 million Visa IPO gain, $152 million reversal of Visa litigation expenses and $16 million in merger-related and severance charges.

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FITB
1Q08
Large
bank
peers
(1)
1Q08
Midwest
peers
(2)
1Q08
YOY
performance
vs. peers
Loan growth 12% 7% 10% Outperformed
Transaction deposit growth
NII growth
7%
11%
4%
9%
5%
10%
Outperformed
Outperformed
Operating fee growth* 22% 2% 7% Outperformed
Operating efficiency ratio*
Operating ROE**
54%
12%
61%
7%
62%
8.5%
Outperformed
Outperformed
NPA growth 222% 228% 264% In line
Net charge-off ratio 1.37% 1.02% 0.93% Underperformed
* Operating data per SNL. Operating fees for all banks exclude VISA gains and BOLI. Operating expenses for all banks excludes Visa-related expenses and expense reversals and merger-related/severance charges. See slides 4, 6 and 8 for more information regarding FITB results.
** Operating ROE equals First Call consensus EPS times average fully diluted shares divided by average common equity. FITB reported ROE was 12%.
(1) Large bank peer average consists of BBT, COF, CMA, HBAN, KEY, MTB, MI, NCC, PNC, RF, STI, USB, WB, WM, WFC and ZION; for peer deposit and loan comparisons, excludes HBAN, NCC, and PNC due to significant impact of acquisitions.
(2) Midwest peer average consists of HBAN, KEY, MI, CMA, NCC and USB, except where outlined above.
Source: SNL and company reports. Loans include held for investment and held for sale. Core deposits excluding CDs.
Peer performance summary
Continue to outperform on key value drivers; credit challenging

5 Fifth Third Bank | All Rights Reserved 2.75% 3.00% 3.25% 3.50% 3.75% 1Q07 2Q07 3Q07 4Q07 1Q08 $500 $550 $600 $650 $700 $750 $800 $850 Net interest income NIM Increasing net interest income

Fifth Third Bank | All Rights Reserved
Fee income growth and diversification
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
1Q07 2Q07 3Q07 4Q07 1Q08
Payment
processing
Deposit
service
charges
Investment
advisory
Corporate
banking
Mortgage
Secs/other
Reported noninterest income growth 42%. Excludes $152 million BOLI charge and $273 million Visa IPO gain in 1Q08; excludes $177 million BOLI charge in 4Q07.
YOY
growth
+15%
+17%
-3%
+30%
+144%
+10%

Fifth Third Bank | All Rights Reserved
FTPS: key growth engine
1Q08 revenue
36%
37%
27%
Merchant
Services
Financial
Institutions
Bankcard
$0
$50
$100
$150
$200
$250
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Merchant
Bankcard
FI/EFT
+17%
2-Yr
CAGR
Merchant
•
4th
Largest U.S. Acquirer
• Over 37,500 merchants
• $26.7B in credit/debit processing volume
• Over 5.6B acquired transactions
• e.g. Nordstrom, Saks, Walgreen's,
Office Max, Barnes and Noble, U.S.
Treasury
Financial Institutions
• 2,700 FI relationships
• 877MM POS/ATM transactions
Bankcard
• $2.0B in outstanding balances
• 1.6MM cardholders
• Top three Debit MasterCard Issuer
•
23rd
largest U.S. bankcard issuer
YOY
growth
+16%
+10%
+23%
+17%
+6%

Fifth Third Bank | All Rights Reserved
Corporate banking
$0
$30
$60
$90
$120
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
International Business lending
Derivatives Capital markets lending fees
2-Yr
CAGR
YOY
growth
+9%
+48%
+12%
+20%
-2%
+68%
+28%
+42%
International
• Letters of credit
• Foreign exchange
Capital markets lending fees
• Institutional Sales
• Asset securitization/conduit fees
• Loan/lease syndication fees
Derivatives
• Customer interest rate derivatives
Business lending fees
• Commitment and other loan fees

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Strong operating performance…
$0
$100
$200
$300
$400
$500
$600
$700
1Q07 2Q07 3Q07 4Q07 1Q08
Reported pre-tax pre-provision earnings growth 64%. Excludes $152 BOLI charge, $273 Visa IPO gain, $152 million reversal of Visa litigation expenses and $16 million in merger-related and severance charges in 1Q08; excludes $177 million BOLI charge, $94 million in Visa litigation expense, and $8 million in merger-related expenses in 4Q07; excludes $78 million in Visa litigation expense in 3Q07.

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… offset by current high credit costs
-$600
-$500
-$400
-$300
-$200
-$100
$0
$100
$200
$300
$400
$500
$600
$700
1Q07 2Q07 3Q07 4Q07 1Q08
Net
charge-
offs
Reported pre-tax pre-provision earnings growth 64%. Excludes $152 BOLI charge, $273 Visa IPO gain, $152 million reversal of Visa litigation expenses and $16 million in merger-related and severance charges in 1Q08; excludes $177 million BOLI charge, $94 million in Visa litigation expense, and $8 million in merger-related expenses in 4Q07; excludes $78 million in Visa litigation expense in 3Q07.
Additional
provision

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0
40,000
80,000
120,000
160,000
200,000
240,000
280,000
320,000
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
C&I/Lease Auto Credit Card
Other CRE Res RE
NCOs
NPAs
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
C&I/Lease Auto CRE Res RE
Res
RE
CRE
NPA, charge-off growth driven by residential, commercial real estate
Res
RE
CRE
Real estate driving credit deterioration

Fifth Third Bank | All Rights Reserved
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
1,800,000
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
Other SE National Other MW
NE Ohio Michigan Florida
-
40,000
80,000
120,000
160,000
200,000
240,000
280,000
320,000
Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008
Other SE National Other MW
NE Ohio Michigan Florida
NCOs
NPAs
Stressed
markets
Stressed
markets
Michigan and Florida: most stressed markets
NPA, charge-off growth driven by Florida and Michigan

Fifth Third Bank | All Rights Reserved
Credit containment
Eliminated all brokered home equity production
Suspended all new developer lending
Significantly tightened underwriting limits and exception
authorities
Major expansion of commercial and consumer workout teams
Aggressive write downs in stressed geographies
Significant addition to reserve levels
Direct executive management oversight of every major credit
decision
Fifth Third has moved aggressively to stay ahead of emerging credit issues

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Strong capital positioning
Tangible Common Equity as
% of Tangible Assets
Tier 1 Ratio
As of 3/31/08; MI as of 12/31/07
Peer group: U.S. banks sharing similar geography or debt ratings.
Source: SNL and company reports
Target : 6-6.5%
Target : 7.5-8%
10.22%
9.00%
8.60%
8.09%
7.72%
7.55%
7.50%
7.35%
7.25%
6.65%
MI BBT USB KEY FITB HBAN WB CMA STI NCC
9.01%
7.64%
6.53%
6.22%
5.46%
5.30%
5.00%
4.66%
4.35%
6.85%
MI CMA KEY STI FITB BBT USB NCC HBAN WB
Total Capital
Target : 11-11.5%
14.10%
14.07%
12.60%
12.10%
11.90%
11.34%
11.00% 11.00%
10.86%
10.28%
BBT MI USB WB KEY FITB CMA STI HBAN NCC
9.46%
8.96%
8.28%
8.10%
7.30%
7.20%
6.82%
6.49%
6.20%
8.86%
MI KEY CMA FITB USB BBT STI HBAN NCC WB
Leverage

Fifth Third Bank | All Rights Reserved
Fifth Third differentiators
Integrated affiliate delivery model
Aggressive sales culture
Operational efficiency
Streamlined decision making
Integrated payments platform (FTPS)
Acquisition integration
Customer satisfaction

Fifth Third Bank | All Rights Reserved
Fifth Third: building a better tomorrow
Consistently outperform the U.S. banking industry
Deliver growth in excess of industry
Enhance the customer experience
Increase employee engagement
Institutionalize enterprise operational excellence

17 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Diversified loan portfolio
$48 billion commercial loan portfolio
91% secured
$1.0 million average outstanding
$1.9 million average exposure
1Q08 NCOs: 121 bps
$33 billion consumer loan portfolio
95% secured
66% secured by real estate, 26% by auto
Real estate portfolio
77% weighted average CLTV
Weighted average origination FICO 735
58% first lien secured
No subprime originations
1Q08 NCOs: 158 bps
Coml Lease
5%
Resi Mortgage
12%
Home Equity
15%
Auto
10%
Credit Card
2%
C&I
33%
Commercial
Mortgage
15%
Coml Const
7%
Other Cons
1%
Distributed by type*
Geography Distribution*
Other
15%
Florida
10%
National
18%
Ohio
27%
Michigan
19%
Illinois
11%
*1Q08 end of
period balances

Fifth Third Bank | All Rights Reserved
Nonperforming assets
Total NPAs of $1.6B, or 196 bps
Commercial NPAs of $1.1B; recent growth
driven by commercial construction and real
estate, particularly in Michigan, Northern Ohio,
and Florida
Consumer NPAs of $534M; recent growth
driven by residential real estate, particularly in
Michigan and Florida
98% of commercial and 98% of consumer
NPAs are secured
21%
11%
13%
2%
19%
22%
12%
32%
3%
8%
2%
7%
25%
23%
29%
9%
5%
10%
18%
17%
12%
31%
4%
5%
1%
2%
35%
22%
C&I (20%) CRE (47%) Residential (31%) Other Consumer (2%)
ILLINOIS INDIANA
FLORIDA OTHER KENTUCKY OHIO MICHIGAN
Residential
$494M
31%
C&I
$315M
20%
Other
$39M
2%
CRE
$743M
47%
Reported NPAs by loan type

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Commercial real estate portfolio
Commercial real estate (CRE)
Total outstandings $17.8B
— Commercial mort     $12.2B (45% owner occ’d)
— Construction 5.6B (19% owner occ’d)
Total CRE 17.8B (37% owner occ’d)
Total CRE exp        $21.7B
— Average size by Relationship   $910K
— 37% of commercial loans, 22% of total loans
Problem assets
— NPAs $743MM (4.18%)
— > 90 days past due      146MM (0.82%)
— 1Q08 charge-offs         105MM (2.40%)
CRE
collateral
type
All data as of 3/31/2008
Homebuilders and residential development
Total outstandings $2.7B
~6% of commercial loans, ~15% of CRE
Crown contributed $313MM to totals
Problem assets
— NPAs $309MM (11.42%)
— > 90 days past due                      60MM (2.21%)
— 1Q08 charge-offs                         42MM (6.32%)
Geography
Other MW
27%
MI
24%
Other SE
9%
NE OH
6%
FLA
34%
Office
20%
Devel'd
land
6%
Raw
land
11%
Indu
12%
Apts
14%
Retail
18%
Other
19%
Other MW
11%
MI
28%
Other SE
2%
NE OH
17%
FLA
42%
Loans
NPAs
Making no new loans to builder/developer
sector

Fifth Third Bank | All Rights Reserved
Residential real estate - topical areas*
* All data as of 3/31/08
No subprime originations
Alt A originations for delivery only
OH
25%
FL
34%
IL
6%
KY
5%
MI
16%
IN
6%
Other
8%
Home equity: $11.8B outstanding
1st
liens: 23%; 2nd
liens: 77%  (17% of 2nd
liens behind FITB 1st
s)
Weighted average origination FICO: 742
Origination FICO distribution: <659 5%; 660-689 10%; 690-719 16%; 720-749 20%; 750+ 50%
Weighted average CLTV: 78% (1st
liens 64%; 2nd
liens 82%)Origination CLTV distribution: <70 28%; 70.1-
80 21%; 80.1-90 21%; 90.1-100 29%; >100 1%
Vintage distribution: 2008 2%; 2007 16%; 2006 20%; 2005 18%; 2004 13%; prior to 2004 32%
% through broker channels: 22% WA FICO: 734 brokered, 745 direct; WA CLTV: 89% brokered; 74%
direct
NPAs: $162MM (1.37%); over 90s: $76MM (0.64%); 2007 Charge-offs: $97 million (0.82%); 2008 YTD
Charge-offs: $41 million YTD (1.39%)
Mortgage: $9.9B outstanding
1st
liens: 100% ; weighted average LTV: 77%; weighted average origination FICO: 724
Origination FICO distribution:  <659 13%; 660-689 11%; 690-719 17%; 720-749 18%; 750+ 40%
(note: loans <659 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <70 26%; 70.1-80 42%; 80.1-90 12%; >90.1 20%
% through broker: 11%
NPAs: $333MM (3.33%); over 90s: $192MM (1.92%); 2007 Charge-offs: $43MM YTD (0.48%);
2008 YTD Charge-offs:  $34MM (1.33%)
IL
10%
KY
9%
FL
7%
OH
33%
MI
23%
IN
11%
Other
7%

Fifth Third Bank | All Rights Reserved
• Michigan represented 23% of direct loans and 53% of
direct losses in 1Q08
• TDRs and other early interventions actively pursued in
stressed areas ($86MM in 1Q08)
• CLTV cap of 90% except for highest quality,
relationship borrowers
• Loans, LTVs, FICOs, and debt-to-income are risk-tiered
0
2,000
4,000
6,000
8,000
10,000
Balance NCOs
0
5
10
15
20
25
30
HEA Other retail brokered
Home equity
• Brokered home equity: 22% of loans, 56% of 1Q08
charge-offs
• HEA represented 8% of home equity loans and 31%
of 1Q08 charge-offs
• Reduced brokered originations by 64% during 2007
and have shut down channel completely
Other KY IN
OH MI
FL IL
Brokered
Direct
0
2,000
4,000
6,000
8,000
10,000
Balance NCOs
0
5
10
15
20
25
30

Fifth Third Bank | All Rights Reserved
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
C&I 4.83 18% 69 23% 8.5 24%
Commercial mortgage 3.76 31% 114 35% 21.0 64%
Commercial construction 1.16 21% 119 29% 47.1 65%
Commercial lease 0.22 6% 2 15% - -
Commercial 9.98 21% 304 29% 76.6 54%
Residential mortgage 0.92 9% 109 33% 5.0 14%
Home equity 2.55 22% 54 33% 11.8 29%
Auto 1.17 14% 4 16% 4.5 13%
Credit card 0.30 18% 3 19% 3.8 19%
Other consumer loan and leases 0.10 10% 0 4% 0.6 12%
Consumer 5.04 15% 170 32% 25.6 19%
Total 15.02 19% 474 30% 102.2 37%
Michigan market
Total Loans
Home Equity
17%
Credit Card
2% Auto
8%
Resi Mortgage
6%
Coml Lease
1%
C&I
32%
Commercial
Mortgage
25%
Coml Const
8%
Other Cons
1%
NPAs
Home Equity
11%
Credit Card
1%
Auto
1%
Resi Mortgage
23%
Coml Lease
0%
C&I
15%
Commercial
Mortgage
24%
Coml Const
25%
Net charge-offs
Auto
4%
Other Cons
1%
Credit Card
4%
Home Equity
12%
Resi Mortgage
5%
C&I
8%
Commercial
Mortgage
21%
Coml Const
45%
Summary:
Deterioration in home price values coupled with weak economy (unemployment rate of 7.4%) impacting credit trends due to frequency of defaults and severity
Issues: homebuilders, developers
tied to weak real estate market
Issues:  valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
Issues:  valuations, economy,
unemployment

Fifth Third Bank | All Rights Reserved
Florida market
NPAs
Auto
1%
Home Equity
3%
Resi Mortgage
29%
C&I
10%
Commercial
Mortgage
19%
Coml Const
38%
Net charge-offs
Auto
4%
Other Cons
1%
Credit Card
2%
Home Equity
8%
Resi Mortgage
32%
C&I
11%
Commercial
Mortgage
11%
Coml Const
31%
Loans
(bn)
% of
FITB
NPAs
(mm)
% of
FITB
NCOs
(mm)
% of
FITB
C&I 1.95 7% 39 13% 5.8 16%
Commercial mortgage 1.94 16% 75 23% 6.0 18%
Commercial construction 1.30 23% 147 35% 17.1 24%
Commercial lease -          -           -          -           -             -
  Commercial 5.19 11% 261 25% 28.9 21%
Residential mortgage 1.41 14% 111 33% 17.1 50%
Home equity 0.79 7% 10 6% 4.4 11%
Auto 0.39 5% 3 13% 2.3 6%
Credit card 0.08 4% 0 3% 1.0 5%
Other consumer loan and leases 0.10 10% 0 26% 0.5 11%
  Consumer 2.77 8% 125 24% 25.2 19%
  Total 7.96 10% 386 24% 54.1 20%
Summary:
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Issues: homebuilders, developers
tied to weakening real estate market
Issues: increasing severity of loss
due to significant declines in
valuations
Issues: valuations; relatively small
home equity portfolio
Total Loans
Home Equity
10%
Credit Card
1%
Auto
5%
Resi Mortgage
18%
C&I
25%
Commercial
Mortgage
24%
Coml Const
16%
Other Cons
1%

Fifth Third Bank | All Rights Reserved
Cautionary Statement
This report may contain forward-looking statements about Fifth Third Bancorp and/or the company as combined acquired entities within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This report may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp and/or the combined company including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,”
“plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (3)
changes in the interest rate environment reduce interest margins; (4) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (5) our ability to maintain required capital levels and adequate sources of funding and liquidity; (6) changes and trends in capital markets; (7) competitive pressures among depository institutions increase significantly; (8) effects of critical accounting policies and judgments; (9) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (10) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (11) ability to maintain favorable ratings from rating agencies; (12) fluctuation of Fifth Third’s stock price; (13) ability to attract and retain key personnel; (14) ability to receive dividends from its subsidiaries; (15) potentially dilutive effect of future acquisitions on current shareholders' ownership of Fifth Third; (16) effects of accounting or financial results of one or more acquired entity; (17)
difficulties in combining the operations of acquired entities; (18) ability to secure confidential information through the use of computer systems and telecommunications network; (19) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity; and (20) deteriorating credit quality. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements is available in the Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the United States Securities and Exchange Commission (SEC). Copies of this filing are available at no cost on the
SEC’s Web site at www.sec.gov
or on Fifth Third’s web site at www.53.com. Fifth Third undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.